UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 11, 2022
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

Item 8.01.

Other Events.
On May 11, 2022, Orchid

Island Capital, Inc. (the

“Company”) announced that the

Board of Directors

of the Company

declared
a dividend

for the

month of

May 2022

of $0.045

per share

of the

Company’s

common stock

to be

paid on

June 28,

2022 to
holders of

record on

May 31, 2022

,

with an

ex-dividend date

of May

27, 2022.

In addition,

the Company

announced certain
details of its RMBS

portfolio as of April

30, 2022 as well as

certain other information

regarding the Company.

A copy of the
Company’s

press

release

announcing

the

dividend

and

the

other

information

regarding

the

Company

is

attached

hereto

as
Exhibit 99.1 and incorporated herein by this reference.
Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform

Act

of

1995

and

other

federal

securities

laws,

including,

but

not

limited

to,

statements

about

the

Company’s
distributions and the

expected funding of

purchased assets. These

forward-looking statements are

based upon the

Company’s
present expectations, but the Company cannot assure investors that actual results will not vary from the expectations contained
in

the

forward-looking

statements.

Investors

should

not

place undue

reliance

upon

forward

looking

statements.

For

further
discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company's

Annual Report
on Form 10-K for the fiscal year ended December 31,

2021. All forward-looking statements speak only as of the date on which
they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or

how they may affect
the Company. Except as required by law, the Company is

not obligated to, and

does not intend to,

update or revise any

forward-
looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1
Press Release dated May 11, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: May 11, 2022

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer